UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2009

Alliance One International, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
________________	_____________________________	____________________
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway Morrisville, NC 27560-8417 (Address of principal executive offices)

(919) 379-4300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Alliance One International, Inc.

	Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2009, at the 2009 annual meeting of shareholders of Alliance One International, Inc. (the “Company”), the shareholders of the Company voted to approve the Amended and Restated Alliance One International, Inc. 2007 Incentive Plan (the “Incentive Plan”).  A description of the Incentive Plan, as amended, was included in the Company’s definitive proxy statement for the 2009 annual meeting of shareholders filed with the Securities and Exchange Commission on July 10, 2009.  The Company incorporates by reference such description from its definitive proxy statement, which description appears under the heading “Proposal Three — Approval of the Proposed Amendment and Restatement of the 2007 Incentive Plan.”

	ITEM 9.01	Financial Statements and Exhibits

( c )	Exhibits

	Exhibit No.	Description
10.1

Exhibit 10.1 – Amended and Restated Alliance One International, Inc. 2007 Incentive Plan, incorporated by reference to Appendix A to the definitive proxy statement of Alliance One International, Inc. filed on July 10, 2009 (SEC File No. 1-3684)

Alliance One International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2009	Alliance One International, Inc.
Registrant

/s/ Joel Thomas
______________________________________________
Joel Thomas Vice President - Treasurer

Alliance One International, Inc.

INDEX TO EXHIBITS

Exhibit No.	Description

10.1

Amended and Restated Alliance One International, Inc. 2007 Incentive Plan, incorporated by reference to Appendix A to the definitive proxy statement of Alliance One International, Inc. filed on July 10, 2009 (SEC File No. 1-3684)

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